SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2003

Date of Report

DOLE FOOD COMPANY, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-4455	99-0035300

(Commission File No.)	(IRS Employer Identification Number)

One Dole Drive
Westlake Village, California 91362

(Address of Principal Executive Offices)

(818) 879-6600

(Registrant’s Telephone Number, Including Area Code)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION EXHIBITS
Item 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. OTHER EVENTS

     On March 28, 2003, Dole Food Company, Inc., issued a press release attached hereto as Exhibit 99.1, announcing the closing of the Company’s going-private merger transaction.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION EXHIBITS

(c)	Exhibits

Exhibit
Number	Description

99.1	Press Release of Dole Food Company, Inc., dated March 28, 2003

99.2	Certification of Chief Executive Officer of Dole Food Company, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.3	Certification of Chief Financial Officer of Dole Food Company, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. REGULATION FD DISCLOSURE

     The Registrant attaches hereto, as Exhibits 99.2 and 99.3, respectively, certifications by its chief executive officer and its chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 28, 2003

DOLE FOOD COMPANY, INC.

By:	/s/ YOON HUGH Yoon Hugh Corporate Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Dole Food Company, Inc., dated March 28, 2003

99.2	Certification of Chief Executive Officer of Dole Food Company, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.3	Certification of Chief Financial Officer of Dole Food Company, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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